Exhibit 99.1

December 29, 2025 OceanFirst Financial Corp. Announces Agreement to Acquire Flushing Financial Corporation

Legal .Disclaimer . . Cautionary Note Regarding Forward-Looking Statements This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between OceanFirst Financial Corp. (“OceanFirst”) and Flushing Financial Corporation (“Flushing”) and the proposed investment by Warburg Pincus LLC (“Warburg Pincus”) in equity securities of OceanFirst. Forward-looking statements may be identified by the use of the words such as “ estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “could,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between OceanFirst and Flushing and the proposed investment by Warburg Pincus, including statements as to the expected timing, completion and effects of the proposed transaction. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of OceanFirst’s and Flushing’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, may differ from assumptions and many are beyond the control of OceanFirst and Flushing. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including obtaining the requisite OceanFirst and Flushing stockholder approvals or the necessary regulatory approvals (and the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between OceanFirst and Flushing; (iv) the inability to obtain alternative capital in the event it becomes necessary to complete the proposed transaction; (v) the effect of the announcement or pendency of the proposed transaction on OceanFirst’s and Flushing’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts current plans and operations of OceanFirst and Flushing; (vii) potential difficulties in retaining OceanFirst and Flushing customers and employees as a result of the proposed transaction; (viii) OceanFirst’s and Flushing’s estimates of its financial performance; (ix) changes in general economic, political, or industry conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; (x) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; (xi) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of OceanFirst’s and Flushing’s underwriting practices and the risk of fraud; (xii) fluctuations in the demand for loans; (xiii) the ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund OceanFirst’s and Flushing’s activities particularly in a rising or high interest rate environment; (xiv) the rapid withdrawal of a significant amount of deposits over a short period of time; (xv) results of examinations by regulatory authorities of OceanFirst or Flushing and the possibility that any such regulatory authority may, among other things, limit OceanFirst’s or Flushing’s business activities, restrict OceanFirst’s or Flushing’s ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase OceanFirst’s or Flushing’s allowance for credit losses, result in write-downs of asset values, restrict OceanFirst’s or Flushing’s ability or that of OceanFirst’s or Flushing’s bank subsidiary to pay dividends, or impose fines, penalties or sanctions; (xvi) the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; (xvii) changes in the markets in which OceanFirst and Flushing compete, including with respect to the competitive landscape, technology evolution or regulatory changes; (xviii) changes in consumer spending, borrowing and saving habits; (xix) slowdowns in securities trading or shifting demand for security trading products; (xx) the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; (xxi) legislative or regulatory changes; (xxii) changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs, (xxiii) impact of operating in a highly competitive industry; (xxiv) reliance on third party service providers; (xxv) competition in retaining key employees; (xxvi) risks related to data security and privacy, including the impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xxvii) changes to accounting principles and guidelines; (xxviii) potential litigation relating to the proposed transaction that could be instituted against OceanFirst, Flushing or their respective directors and officers, including the effects of any outcomes related thereto; (xxix) volatility in the trading price of OceanFirst’s or Flushing’s securities; (xxx) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xxxi) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected expenses, factors or events; (xxxii) the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where OceanFirst and Flushing do business; and (xxxiii) the dilution caused by OceanFirst’s issuance of additional shares of its capital stock in connection with the transaction. The foregoing list of factors is not exhaustive. All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of OceanFirst’s registration statement on Form S-4 that will contain a joint proxy statement/prospectus discussed below, when it becomes available, and other documents filed by OceanFirst or Flushing from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings do and will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither OceanFirst nor Flushing presently knows or that OceanFirst or Flushing currently believes are immaterial that could also cause actual events and results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect OceanFirst’s and Flushing’s expectations, plans or forecasts of future events and views as of the date of this document. OceanFirst and Flushing anticipate that subsequent events and developments will cause OceanFirst’s and Flushing’s assessments to change. While OceanFirst and Flushing may elect to update these forward-looking statements at some point in the future, OceanFirst and Flushing specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing OceanFirst’s and Flushing’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. Forward-looking statements speak only as of the date they are made. Neither OceanFirst nor Flushing gives any assurance that either OceanFirst or Flushing, or the combined company, will achieve the results or other matters set forth in the forward-looking statements.

Legal .Disclaimer . . (Continued) Additional Information and Where to Find It This document is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of OceanFirst, Flushing or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law. This document relates to the proposed transaction between OceanFirst and Flushing and the proposed investment in OceanFirst by Warburg Pincus. OceanFirst intends to file a registration statement on Form S-4 with the SEC, which will include a preliminary joint proxy statement/prospectus to be distributed to holders of OceanFirst’s common stock and Flushing’s common stock in connection with OceanFirst’s and Flushing’s solicitation of proxies for the vote by OceanFirst’s stockholders and Flushing’s stockholders with respect to the proposed transaction. After the registration statement has been filed and declared effective, OceanFirst and Flushing will mail a definitive joint proxy statement/prospectus to their respective stockholders that, as of the applicable record date, are entitled to vote on the matters being considered at the OceanFirst stockholder meeting and at the Flushing stockholder meeting, as applicable. OceanFirst or Flushing may also file other documents with the SEC regarding the proposed transaction. Before making any voting or investment decision, investors and security holders are urged to carefully read the entire registration statement and joint proxy statement/prospectus (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) when they become available, and any other relevant documents filed with the SEC, And the definitive versions thereof (when they become available), as well as any amendments or supplements to SUCH documents, CAREFULLY AND IN THEIR ENTIRETY because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, the joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by OceanFirst or Flushing through the website maintained by the SEC at www.sec.gov. The documents filed by OceanFirst or Flushing with the SEC also may be obtained free of charge at OceanFirst’s or Flushing’s website at https://ir.oceanfirst.com/, under the heading “Financials” or https://investor.flushingbank.com/, under the heading “Financials” , respectively, or upon written request to OceanFirst, Attention: Investor Relations, 110 West Front Street, Red Bank, New Jersey 07701 or Flushing, Attention: Investor Relations, 220 RXR Plaza, Uniondale, New York 11556, respectively. Participants in Solicitation OceanFirst and Flushing and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from OceanFirst’s stockholders or Flushing’s stockholders in connection with the proposed transaction under the rules of the SEC. OceanFirst’s stockholders, Flushing’s stockholders and other interested persons will be able to obtain, without charge, more detailed information regarding the names, affiliations and interests of directors and executive officers of OceanFirst and Flushing in OceanFirst’s registration statement on Form S-4 that will be filed, as well other documents filed by OceanFirst or Flushing from time to time with the SEC. Other information regarding persons who may, under the rules of the SEC, be deemed the participants in the proxy solicitation of OceanFirst’s or Flushing’s stockholders in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the preliminary joint proxy statement/prospectus and will be contained in other relevant materials to be filed with the SEC regarding the proposed transaction (if and when they become available). You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by OceanFirst or Flushing will also be available free of charge from OceanFirst or Flushing using the contact information above.

Transaction . . . Highlights and Strategic Rationale Creating a Scaled, High Performing Franchise with Considerable Upside Value Creation Driven by Delivering OceanFirst’s Robust Products and Services Through Flushing’s 95+ Year Old Long Island and New York City Distribution Channel Meaningfully Enhances Pro Forma Profitability (NIM, ROAA, ROATCE) and Capital Generation Pristine Credit History, Conservative Marks Informed by In-Depth Diligence with Strong Capital and Liquidity + Diversifies Loan Portfolio with Clear Path to Reducing CRE Concentration Over Time $225mm Investment from Highly Sophisticated Investor in Warburg Pincus, Supported by Rigorous and Thorough Due Diligence Well-Respected Management Team with Proven Track Record of M&A Integration Clear Upside Opportunities (not modeled) from Optimizing Balance Sheet, Deepening Customer Relationships, Increasing Market Penetration and Accelerating Growth Initiatives 4 Note: Third party diligence was performed by third parties only for the benefit of the respective clients, and neither such third-party diligence nor the diligence of Warburg Pincus may be relied upon by any OceanFirst and Flushing shareholder or other third party; No such diligence is a recommendation to any person, or otherwise expresses any view, as to how any shareholder should vote with respect to any matter relating to the proposed transaction

Creating . . . a Scaled, High Performing Franchise Pro Forma Performance Metrics Accelerates Expansion in Attractive Long Island / New York City Markets OCFC – Retail Branches (41) MA (1) (1) OCFC – Commercial Centers (9) #2 #2 NY FFIC (30) Increased $23bn Long Island (2) New Jersey Scale Assets Community Share Community Share NJ 1.00% 12.6% 1.73% Enhanced ROAA ROATCE NIX / Avg. Assets PA Profitability +0.40% vs. +5.4% vs. (0.25%) vs. (2027E) 3Q standalone(3) 3Q standalone (3) 3Q standalone (3) OCFC Deposits OCFC + FFIC Other NJ Long Island (2) 1.5% 94% <1% Conservative 10.8% $225mm ACL / Loans HFI CET1 Ratio(4) Equity Raise from Balance Sheet 2.2% 39% (5) $10.4bn $17.7bn NJ Loss Absorption 55% 6% 5% 1% NY(7) 16% (6%) / 3.1yrs 24% MD NY(7) Other Financially Attractive ‘27E EPS TBVPS Dilution / Internal Rate Key OceanFirst NY(7) stats today: Accretion of Return (6) Earnback Entered 2019 Total deposits: $815mm Branches: 5 Total loans: $2.2bn 5 Source: Company filings, FactSet, S&P Global Market Intelligence; Note: Market data as of December 26, 2025; Financial data as of September 30, 2025 (1) Reflects deposit market share for community banks defined as institutions with less than $50bn assets; (2) Long Island consists of Kings County, Nassau County, Queens County and Suffolk County; (3) Annualized quarterly core figures as of September 30, 2025; (4) Pro forma regulatory capital ratios assume CET1 treatment for securities to be issued to Warburg Pincus, which will include Common Stock and Non-Voting Common Equivalent Stock; (5) Reflects total ACL and fair value mark on loans relative to pro forma gross loans; (6) Assumes 10.0x exit multiple and 10.0% CET1 target; (7) Excludes Long Island

Snapshot . . . of Financial Overview Leading Long Island Footprint (1) Branch Locations (30) Balance $8.9bn $7.4bn $6.6bn Sheet Assets Deposits Net Loans New York Suffolk Deposit Nassau ~7 years ~$41,000 90% Queens Franchise Average Tenure (2) Avg. Deposit Size (2) Loans / Deposits Kings Loan 5.76% 88% 0.07% (1) (1) (1) (1) Kings County Queens County Nassau County Suffolk County Portfolio Yield on Loans Commercial Loans 10-year Avg. NCOs Market Market Market Market Market Market Market Market Institution Deposits Share Institution Deposits Share Institution Deposits Share Institution Deposits Share 1. Apple $2,149 3.2% Ridgewood $3,290 4.2% Flushing $3,737 3.9% Dime $6,343 10.1% 8.6% 10.5% 14.7% 2. Dime 1,190 1.8% Flushing 1,649 2.1% Apple 2,079 2.2% BankUnited 2,126 3.4% Capital 3. Flushing 798 1.2% Maspeth 1,213 1.5% Dime 1,861 1.9% Apple 1,438 2.3% Leverage Ratio CET1 Total Capital 4. Ridgewood 514 0.8% Dime 1,093 1.4% Esquire 1,797 1.9% ConnectOne 1,420 2.3% 5. Northfield 444 0.7% Cathay 1,025 1.3% ConnectOne 1,762 1.8% Flushing 653 1.0% ✓ Long Operating History with Deep Roots: 95+ Years in the Market 2.6mm 2.3mm 1.4mm 1.5mm Population Population Population Population ✓ Significant Share in Markets: #2 Market Share in Long Island(1) (3) $68.3bn $79.2bn $96.3bn $62.8bn ✓ Robust Market Opportunities: ~1.4 million Small Businesses in its Markets Deposits Deposits Deposits Deposits ✓ Pristine Credit History: Conservative Underwriting Standards ~360,000 ~325,000 ~210,000 ~200,000 (3) (3) (3) (3) ✓ Ethnic Community Niche: ~1/3 of Branches Are in Asian Markets Small Businesses Small Businesses Small Businesses Small Businesses 6 Source: U.S Census Bureau, Company filings, S&P Global Market Intelligence; Note: Branch and market share data as of June 30, 2025 per FDIC filings; Financial data as of September 30, 2025 (1) Rank includes institutions with less than $50bn assets; Long Island consists of Kings, Queens Nassau and Suffolk Counties; (2) Excludes government and brokered deposits; (3) Reflects firms with <500 employees

Well-Placed . . . Branch Distribution Network with Opportunity to Gain Share and Drive Value in Micro-Areas Total Flushing Presence ($mm) Average G-SIB Presence (1) Deposits in Deposits Branch Deposits Deposit #1 Overview of Flushing Branch Network Micro-Area County Market ($bn) Deposits Branches per Branch in Market ($mm) Share Share Midtown East New York $31.7 $190 1 $190 $1,058 52% ✓ ⚫ Flushing’s branches compete in select zip codes that Chinatown New York 13.2 134 1 134 440 76% ✓ contain $153 billion of FDIC deposits Gramercy New York 12.4 181 1 181 429 59% ✓ Downtown Flushing Queens 11.7 425 2 213 316 71% ✓ ⚫ These micro-areas represent key opportunities to Melville Suffolk 7.5 5 1 5 470 29% – Brooklyn Heights Kings 7.5 315 1 315 414 87% ✓ capture additional share New Hyde Park Nassau 7.2 567 1 567 377 56% – Bay Ridge Kings 5.0 86 1 86 209 58% ✓ ⚫ The combined institution will leverage Flushing’s Garden City Nassau 4.8 313 1 313 254 57% ✓ success and OceanFirst’s deposit growth capabilities Forest Hills Queens 4.8 165 1 165 230 64% ✓ to accelerate market expansion Borough Park Kings 4.8 74 1 74 228 74% ✓ Hauppauge Suffolk 4.6 26 1 26 351 32% – ⚫ Of Flushing’s 30 branches, 27 are in micro-areas Financial District New York 4.5 0 (2) 0 (2) – 451 93% ✓ Jackson Heights Queens 4.3 1 1 1 239 66% where the leading market share is held by G-SIBs(1) ✓ Bensonhurst Kings 3.8 39 1 39 221 79% ✓ Top 15 Micro-Areas $127.8 $2,521 15 $168 $397 61% – Source: Company Filings, S&P Global Market Intelligence; Branch and Market Data as of June 30, 2025 per FDIC filings 7 (1) G-SIB (Global Systemically Important Bank) defined as banks with a systemic-risk profile deemed so significant that its failure could trigger widespread financial instability across global markets; Currently comprised of 29 institutions internationally designated based on assessments by the Financial Stability Board (FSB) and Basel Committee on Banking Supervision (BCBS); (2) De novo branch and not currently included branch count

Considerable . . . Value Creation From Combining Flushing’s Distribution Channels with OceanFirst’s Commercial Product Set Deploy OceanFirst’s Broader and More Robust Products and Services to Flushing’s Customers and Markets Treasury Management C&I Focus: Premier Bank Digital Capabilities: OFBConnect® Full Suite of Solutions Offered Through Advanced Back- Relationship-Driven, Team-Based Approach to Service, Focus on Delivering a Secure, Comprehensive Digital Office Technology and Dedicated Client Services Team Resulting in Superior High-Touch Client Experience Experience for Clients that Rivals Top-Tier Competitors ✓ ACH Credit and Filtering ✓ Foreign Wire ✓ $242mm Deposits as of 9/30/2025 ✓ Core Conversion to Fiserv Premier in 2021 ✓ Commercial Card ✓ Global Trade ✓ 1,100 New Accounts Across ~300 Relationships ✓ Planned Upgrade to Q2 in 2026 ✓ Coin & Currency Ordering ✓ Merchant Services ✓ 9 Teams Hired and Onboarded (36 FTEs) ✓ Currently Hosts ~3,000 Commercial Clients ✓ Escrow ✓ Sweep Accounts ✓ Organically Targeting $2–3bn Deposits By End of 2027 ✓ Provides and Enables Self-Service Capabilities, including Streamlined Online Lending Applications ✓ Transaction Provides Opportunity to Accelerate Initiatives Combination Will Accelerate Progress in Key Areas, Driving Further Upside 1-Year Change Noninterest-Bearing Deposits Cost of Deposits C&I Loans (1) Multifamily Loans CRE Concentration (2) +33% +12% (2%) (0.43%) (0.38%) +6% (7%) (11%) +1% (45%) 8 Source: Company filings, S&P Global Market Intelligence; Note: Financial data as of September 30, 2025 (1) Includes owner-occupied commercial real estate loans; (2) Reflects bank-level CRE concentration

Pro Forma . . . Financial Snapshot $23bn $18bn $17bn $1.8bn $1.9bn Pro Forma Scale Total Total Net Tangible Market Assets Deposits Loans Common Equity Capitalization(1) Financial Impacts Profitability Balance Sheet Pro Forma Capital Ratios Highly Attractive and Strong Profitability Metrics Conservative Reserves & ~50bps of Annual Compelling Financials with Clear Plan for Upside Path to CRE Reduction CET1 Generation 16% 12.6% 1.5% 8.0% 2027E EPS Accretion 2027E ROATCE ACL / Loans HFI TCE Ratio (3%) 1.00% 96% 10.8% TBV Dilution (Ex-Rate Marks)(2) 2027E ROAA Loans / Deposits CET1 Ratio (4) (6%) 53% 461% 14.2% TBV Dilution (With Rate Marks) 2027E Efficiency CRE Concentration (3) Total Risk Based Ratio 3.1 years 3.2% 20% 8.3% Earnback 2027E Net Interest Margin Cash + Securities / Assets Leverage Ratio Source: Company filings, FactSet, S&P Global Market Intelligence; Note: Assumptions consistent with Page 11; Metrics inclusive of $225 million common raise; Market data as of December 26, 2025; Financial data as of September 30, 2025 9 (1) Based on OceanFirst’s share price of $19.76 as of December 26, 2025; (2) Excludes interest rate marks on loans, time deposits and other debt; (3) Reflects bank level regulatory CRE as a percentage of bank level Tier 1 capital and allowable ACL; (4) Pro forma regulatory capital ratios assume CET1 treatment for securities to be issued to Warburg Pincus, which will include Common Stock and Non-Voting Common Equivalent Stock

Diversifies . . . and De-risks Balance Sheet Go-Forward Strategy Areas of Focus ✓ In December 2025, OceanFirst completed a credit risk transfer on a $1.5bn pool Higher Priority Lower Priority of its residential loans, increasing CET1 by ~50bps ✓ Conservative mark on Flushing’s portfolio: ~4x current reserves, with a 10%+ C&I Investor CRE total mark on Rent-Regulated Multifamily supported by robust credit diligence Treasury Management Multifamily ✓ Benefits from significant pro forma capital generation: +50bps CET1 annually Branch Performance Residential Mortgage from accretion of interest rate marks and core earnings stream Profitability Balance Sheet Size ✓ Plan to evaluate opportunities to optimize the balance sheet and continue to reduce CRE concentration over time Residential Multifamily Office Both Banks Have a History of Conservative Underwriting 37% 30% Commercial 23% midcaps(1) 20% 15bps 18bps 78bps 10% 7% Avg. NCOs since ‘08 (2) Avg. NCOs since ‘08 (2) Avg. NCOs since ’08 (2) Pro Forma Pro Forma Pro Forma 10 Source: Company filings, FactSet, S&P Global Market Intelligence; Note: Financial data as of September 30, 2025 (1) Represents all U.S. commercial banks between $10–50bn assets; (2) Average NCOs calculated as total charge-offs for the period divided by average total loans; use of annualized amount for 9/30/2025 period

Transaction . . . Summary 100% common stock Structure of OceanFirst for each Flushing Fixed exchange ratio of 0.8500 shares share $16.80 per FFIC share / $579mm deal value, at-market transaction (1) Price / 2026E of 10.6x; Price / 2027E of 9.6x; Price / Synergized 2027E of 5.0x (2) Pricing / Multiples Price / TBVPS of 0.80x Pay-to-trade of 79% raise from Warburg (3) Capital Raise $225mm committed equity Pincus Purchase price is fixed at $19.76 per OCFC share, which will fund concurrent with the merger closing Ownership 58% OceanFirst | 30% Flushing | 12% Warburg Pincus (4) Pro forma board consisting of 10 OceanFirst directors, 6 Flushing directors and 1 from Warburg Pincus Governance John Buran (Flushing) to serve as non-executive Chairman Chris Maher (OceanFirst) to serve as Chief Executive Officer and succeed as Board Chair in 2028 Significant talent retention within client-facing roles from Flushing to support OceanFirst’s continued expansion into New York and Long Island markets Approvals & Closing Anticipated closing in 2Q 2026 Contingent on customary regulatory approvals and shareholder approvals from both parties Source: Company filings, FactSet, S&P Global Market Intelligence; Note: Market data as of December 26, 2025; Financial data as of September 30, 2025 (1) Based on OceanFirst’s share price of $19.76 as of December 26, 2025; (2) Includes cost savings, all interest rate mark and purchase accounting impacts as well as Durbin dis-synergy; (3) Warburg Pincus 11 will also receive a warrant for non-voting common equivalent stock representing the economic equivalent of 11.4mm shares of common stock with a strike price of $19.76 per share of common stock and a mandatory conversion when OceanFirst stock closes at or above $30.00 for 20 days in a 30 day period. The warrants cannot be exercised until the third anniversary, OceanFirst stock closing above $30.00 causing a mandatory conversion or in connection with certain limited circumstances; (4) Warburg Pincus ownership excludes warrants

Creating . . . a New Regional Bank with Valuation Upside Combination Meaningfully Improves Profitability Pro Forma Profitability and Valuation Considerations Noninterest Expense / Avg. Assets Net Interest Margin Pro forma company will have strong profitability characteristics (significant (25bps) +25bps improvement in efficiency, NIM, ROATCE and ROAA metrics) Potential balance sheet optimization presents an opportunity to further 1.98% 1.89% 3.11% 3.16% improve margins and return metrics 1.73% 2.91% Does not include identified go-forward revenue synergies Enhanced Profitability Drives Implied Pro Forma Valuation Upside 3Q’25A(1) 2027E 2027E 3Q’25A(1) 2027E 2027E 3.20x Pro Forma (2) Pro Forma (2) 2.70x ROATCE ROAA +538bps +40bps 2.20x (2) Pro Forma ROATCE Top Quartile KRX (3) 1.79x 1.70x 12.6% 1.00% P/TBV 10.3% 0.77% Bottom Quartile KRX(3) 1.39x 7.2% 0.60% 1.20x 0.70x 3Q’25A(1) 2027E 2027E 3Q’25A(1) 2027E 2027E 0.20x Pro Forma (2) Pro Forma (2) 8.0% 10.0% 12.0% 12.6% 14.0% 16.0% 18.0% 20.0% 2027E ROATCE 12 Source: S&P Global Market Intelligence, FactSet, Company filings; Note: Market data as December 26, 2025; Financial data as of September 30, 2025 (1) Reflects annualized quarterly core figures as of September 30, 2025; (2) Includes impact of $225mm capital raise; (3) Represents the Nasdaq Regional Banking Index

Well-Structured . . . and Thoroughly Diligenced Transaction Thorough Due Diligence Process with + Deep Dive in Credit Well-Structured Investment Third-Party Diligence Partners Highly experienced bank investor Multiple stress test analyses $4.6bn of Flushing loans reviewed (~70% coverage) Investment made at-the-market price (>1.00x P/TBV) 100% of Flushing’s criticized and classified loans Warrants are capped and not exercisable for 3 years 80% of Flushing’s commercial loans, consisting of: Commissioned detailed third-party diligence of both OceanFirst – 100% of Flushing’s rent regulated portfolio and Flushing – 70% of Flushing’s non-rent regulated commercial portfolio Structured to align interest with shareholders, with no downside protection Re-scoring 1,945 individual Flushing loans based on a historical range of losses and qualitative factors Loss factor applied to Flushing’s non-commercial portfolio based on loan sample 70% of OceanFirst’s commercial loan portfolio Advisors Financial Advisor Financial Advisor Capital Markets Advisor and Financial Advisor to Legal Advisor Legal Advisor Legal Advisor to to OceanFirst to Flushing Sole Placement Agent to OceanFirst Warburg Pincus to OceanFirst to Flushing Warburg Pincus 13 Note: Third party diligence was performed by third parties only for the benefit of the respective clients, and neither such third-party diligence nor the diligence of Warburg Pincus may be relied upon by any OceanFirst and Flushing shareholder or other third party; No such diligence is a recommendation to any person, or otherwise expresses any view, as to how any shareholder should vote with respect to any matter relating to the proposed transaction

Disciplined . . . Acquiror with Successful Integration History Beginning of Digital Core Conversion to IPO to Mutual Depositors Transformation Fiserv Premier Solidified deposit base and balance Reinvestment into growth 1st FinTech sheet. Executed on internal with the launch of the Equity optimization initiatives to drive Premier Banking deposit Investment Established Commercial Commercial LPO Best Rated Digital Continued Expansion of operating leverage teams and C&I hiring Lending Expansion Bank in NJ Commercial Platform 1902 1996 2000 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Founded in Point Established Trust and Adopted National Pleasant Beach, NJ Asset Management Charter Well-Regarded Total Assets ($ in Millions) Management Team Organic M&A ✓ Extensive prior experience at large banks $23,197 ✓ Proven M&A integration expertise 8,872 $13,104 $13,538 $13,421 ✓ Demonstrated track record of $11,448 $11,740 $8,246 successful transactions $7,516 1,907 $5,167 $5,416 495 2,044 14,325 ✓ Retain key Flushing personnel $2,593 9,541 142 2,615 7,751 with market and product expertise 5,472 2,451 2,552 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Pro Forma (1) 14 Source: Company filings, S&P Global Market Intelligence; Note: Financial data as of September 30, 2025 (1) Pro forma for acquisition of Flushing

Appendix

Transaction . . . Assumptions Earnings Projections based on consensus analyst estimates Cost Savings Estimated at 35.0% of Flushing’s non-interest expense (50% phased-in in 2026E, 100% thereafter) One-Time Expenses Pre-tax one-time expenses of $106 million (1.7x 2026E fully-phased in cost synergies or 18% of deal value) $225mm committed equity raise from Warburg Pincus(1) Capital Raise Purchase price is fixed at $19.76 per OCFC share (>1.00x P/TBV), which will fund concurrent with the merger closing Gross credit mark of 2.6% of Flushing’s gross loans at close ($174 million, ~4.1x current reserves) Credit Mark 8% credit mark (10%+ total mark inclusive of rate component) on FFIC’s $1.4 billion Rent-Regulated Multifamily portfolio Assumes early adoption of FASB’s amendments to ASU 2016-13, eliminating non-PCD credit mark and related “double-count” $129mm (1.9%) loan portfolio write-down, accreted over 4 years straight line Pre-Tax Interest Rate $4mm (8.2%) HTM securities portfolio write-down, accreted over 4 years straight line Marks $5mm (0.2%) time deposit portfolio write-down, amortized over 1 year straight line $27mm (5.0%) debt write-down, amortized over 4 years straight line Core deposit intangibles of 1.15%, amortized over 7 years sum-of-the-years-digits 27% marginal effective tax rate on Flushing’s earnings and merger adjustments Assumes a $0.4mm after-tax reduction in Flushing’s interchange income (45.0%) from Durbin amendment OCFC standalone and pro forma capital ratios include the 50bps benefit of a credit risk transfer transaction that was completed on 12/10/2025 Other Items – 50% risk-weighting on a ~$1,500 million loan pool is reduced to ~20% with first loss protection of 5.0% – 4.75% CDS premium expensed through NIE on a standalone basis, approximately $3.4 million pre-tax in 2026 ~125k OCFC share repurchase suspended through close on a pro forma basis Allocated $5mm one-time community charitable contribution, covering 6 years of Flushing’s annual CRA spend Source: Company filings, FactSet, S&P Global Market Intelligence; Note: Market data as of December 26, 2025; Financial data as of September 30, 2025 16 (1) Warburg Pincus will also receive a warrant for non-voting common equivalent stock representing the economic equivalent of 11.4mm shares of common stock with a strike price of $19.76 per share of common stock and a mandatory conversion when OceanFirst stock closes at or above $30.00 for 20 days in a 30 day period. The warrants cannot be exercised until the third anniversary, OceanFirst stock closing above $30.00 causing a mandatory conversion or in connection with certain limited circumstances; Pro forma regulatory capital ratios assume CET1 treatment for securities to be issued to Warburg Pincus, which will include Common Stock and Non-Voting Common Equivalent Stock

Pro Forma . . . Earnings Per Share Reconciliation ($ in millions) 2027E EPS Reconciliation Impact OceanFirst 2027 Consensus Net Income $123.7 (1) OceanFirst Standalone Net Income Adjustments (2.2) OceanFirst 2027 Net Income $121.5 Flushing 2027 Consensus Net Income $59.7 After-Tax Transaction Adjustments Cost Savings $46.4 Accretion of Fair Value Marks 18.5 Benefit of Capital Raise, Net of Costs 4.8 Durbin Amendment Impact (0.4) Benefit from OceanFirst Consensus Repurchase Reversal 0.3 Elimination of Flushing’s Amortization Expense 0.3 Core Deposit Intangible Amortization from Transaction (8.1) OceanFirst Pro Forma Net Income $242.9 OceanFirst Average Diluted Shares Outstanding 56.5 Reversal of Share Repurchases in Consensus 0.5 Shares Issued to Flushing 29.3 Shares Issued to Warburg Pincus 11.4 Pro Forma Average Diluted Shares Outstanding 97.7 Pro Forma 2027 EPS $2.48 OceanFirst Standalone 2027 EPS $2.15 $—EPS Accretion to OceanFirst $0.34%—EPS Accretion to OceanFirst 16% 17 Source: Company filings, FactSet, S&P Global Market Intelligence; Note: Market data as of December 26, 2025; Financial data as of September 30, 2025; Assumes 3/31/2026 close for modeling purposes (1) Reflects impact of $185mm subordinated debt new issuance, redemption of existing $125mm subordinated notes and credit risk transfer transaction that was completed on 12/10/2025

Purchase . . . Accounting Summary Basic Shares TBVPS Build to Close $ millions (millions) $ Per Share OceanFirst TBVPS as of 9/30/25 $1,120.2 57.4 $19.52 (+) Earnings Prior to Close 41.4 (-) Dividends Prior to Close (22.9) (-) Repurchases in Consensus Prior to Close (2.5) (0.1) (+) Amortization of Existing Intangibles 1.7 OceanFirst Standalone TBVPS at Close $1,137.8 57.3 $19.87 Pro Forma Merger Adjustments OceanFirst Standalone TBVPS at Close $1,137.8 57.3 $19.87 (+) Merger Consideration 579.2 29.3 (+) Bargain Purchase Gain 8.8 (-) Core Deposit Intangible Created (50.0) (-) After-Tax Restructuring Expenses (80.0) (+) OceanFirst Repurchase Reversal 2.5 0.1 (+) Warburg Pinucs Equity Investment 225.0 11.4 OceanFirst Pro Forma TBVPS at Close $1,823.4 98.1 $18.59 $—TBVPS Impact to OceanFirst ($1.28) %—TBVPS Impact to OceanFirst (6%) Goodwill & Intangibles Reconciliation $ millions Merger Consideration $579.2 Standalone Flushing TBV at Close 721.3 (-) Net Impact of Fair Value Adjustments (232.7) (+) DTA on Fair Value Adjustments 62.8 (+) DTL Associated with Existing Intangibles 0.2 Flushing Adjusted TBV at Close $551.6 Excess Over Adjusted TBV $27.7 (-) Core Deposit Intangible Created (50.0) (+) DTL on Core Deposit Intangible Created 13.5 Goodwill Created / (Bargain Purchase) ($8.8) 18 Source: Company filings, FactSet, S&P Global Market Intelligence; Note: Market data as of December 26, 2025; Financial data as of September 30, 2025; Assumes 3/31/2026 close for modeling purposes

Diversified . . . Pro Forma Loan and Deposit Mix Pro Forma Consumer & Other Residential Consumer & Other CRE—Investor CRE—Investor 2% CRE—Investor Construction 1% 12% Owned Residential Owned Residential 25% Owned 1% C&I—Non- 27% 23% 26% 30% RE 9% Loan $10.6bn $6.7bn Construction 4% $17.3bn Office 12% 2% Mix 10% C&I—RE Office 7% Office 9% 6% Rent-Regulated <1% C&I—Non-RE 7% Construction 8% Multifamily(1) 18% Rent-Regulated 10% 19% 10% (1) 9% Rent-Regulated 13% Multifamily Multifamily Multifamily Multifamily(1) C&I—Non-RE C&I—RE C&I—RE Multifamily 3Q’25 Yield: 5.49% 3Q’25 Yield: 5.76% 3Q’25 Yield: 5.59% Mortgage Escrow Mortgage Escrow NIB Demand NIB Demand NIB Demand Time 1% 1% 17% 13% Time 15% Deposits 21% Time Deposits Deposits 26% 33% Interest- Interest-Interest-Bearing Bearing Deposit $10.4bn Bearing $7.4bn $17.9bn Savings 10% Demand Demand 29% Demand 6% Mix Savings 35% 1% 39% Savings 13% 17% Money 23% Market Money Money Market Market 3Q’25 Cost: 2.06% 3Q’25 Cost: 3.11% 3Q’25 Cost: 2.50% 19 Source: Company filings, S&P Global Market Intelligence; Financial Data as of September 30, 2025 (1) Rent-Regulated Multifamily is defined as buildings with >50% Rent-Regulated units

Flushing’s . . . Granular & Low Risk Rent-Regulated Multifamily Portfolio Portfolio by % Regulated Units Portfolio Statistics Granular loan portfolio ($1.3mm average loan size) % of Rent-Regulated Units: 100% Portfolio Size (1) $1.4 billion Flushing targets multigenerational borrowers with low 50–99% tax basis and long term buy and hold strategies <50% Average Loan Size $1.3 million Loans that contain properties with >50% Rent- 17% Regulated units are about one-third (~$1.2bn) of the Current Weighted Average Coupon 5.30% combined Multifamily portfolio (1) $1.4bn Weighted Average LTV (2) 55% Borrowers have over 50% equity in these properties, 48% with average seasoning of nearly 8 years Rent-Regulated Portfolio % of Loans with LTV >75% (2) 0.71% Historical credit performance is solid with low levels 35% of delinquencies, criticized, and classified loans Weighted Average DCR (3) 1.7x ~38% of portfolio meets financial metrics for GSE financing NPLs / Loans 0.65% In-Depth Diligence Conducted on 100% of Flushing’s Rent-Regulated Multifamily Portfolio 20 Source: Company filings, S&P Global Market Intelligence; Note: Financial data as of September 30, 2025 (1) Includes all multifamily loans that have Rent-Regulated units; (2) Based on appraisal at origination; (3) Based on annual loan reviews; Excludes co-ops

Long Track Record of Public Market Bank Investing Founded in 1966, Warburg Pincus has raised 21 private equity funds with over $110 billion in committed capital 50-year history of investing in Financial Services, including nearly 30 years in the banking sector $20+ billion invested into 150+ Financial Services companies Warburg Pincus has invested over $4.5bn in 23 regulated banking institutions around the world Select Past and Current U.S. Bank Investments 21